Share capital	12 Months Ended
Feb. 28, 2021
Disclosure of classes of share capital [text block] [Abstract]
SHARE CAPITAL
15.	SHARE CAPITAL

	2021	2020
	Figures in Rand thousands
Issued and fully paid
20,332,894 (2020:1,000) ordinary shares of no par value	2,739,629	10

As discussed in note 1, Karooooo acquired control of Cartrack when the loan from Isaias Jose Calisto was extinguished through the issuance of shares. The acquisition of control of Cartrack has been accounted for as transaction under common control. The Company’s authorized and issued number of ordinary shares increased on November 18, 2020 to 20,332,894 shares.

The holder of ordinary shares is entitled to receive dividends as declared from time to time, and is entitled to one vote per share at meetings of the Company.